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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                 Date of Report (Date of earliest event reported)

                                February 22, 1995
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                            Rhone-Poulenc Rorer Inc.
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                   (Exact name of registrant as specified in its charter)


    Pennsylvania                  1-5851                 23-1699163
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  (State or other juris-         (Commission                 (IRS Employer
  diction of incorporation)      File Number)               Identification No.)

           500 Arcola Road, Collegeville, PA                       19426
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            (Address of principal executive offices)             (Zip Code)


    Registrant's telephone number, including area code (610)454-8000
                                                    ----------------------


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       (Former name or former address, if changed since last report)




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Item 5.   Other Events
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As announced in the attached press release, on February 22, 1995, Rhone-
Poulenc Rorer's Armour Pharmaceutical Company subsidiary and Behringwerke AG, a subsidiary of Hoechst AG, signed an agreement to form a global joint venture dedicated to the plasma proteins business. Under the terms of the agreement, both companies will contribute to the joint venture all the assets of their respective plasma operations in exchange for a 50% interest in the new entity. The agreement is subject to U.S. and European regultory approvals.


Item 7.    Exhibits
- -----------------------------

(c) Exhibit 20 - Armour Pharmaceutical Company and Behringwerke AG press release dated February 23, 1995.



















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                                                  SIGNATURES
                                                ----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          RHONE-POULENC RORER INC.
                                    ----------------------------------------
                                               (registrant)




  Dated:  March 8, 1995          By:     /s/Richard B. Young
                                --------------------------------------------
                                            Richard B. Young
                                            Vice President  and  Secretary

















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                               EXHIBIT INDEX
                           -----------------------

(20) Armour Pharmaceutical Company and Behringwerke AG press release dated February 23, 1995.





























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